Exhibit 10.6

EMPLOYMENT CONTRACT ALTERATION AGREEMENT

This Employment Contract Alteration Agreement (“Agreement”) is made and entered into on this April 29, 2026

BETWEEN:

SharonAI Pty Ltd

ABN: 44 645 215 194

of Level 1, 32 Walker Street,

North Sydney NSW 2060

(“Employer”)

AND:

Tim Flahvin

of 37 Smtih Street

Manly NSW 2095 (“Employee”)

(collectively, the “Parties”).

RECITALS

A. The Employee is currently employed by the Employer pursuant to an Employment Contract dated December 30, 2026 (“Employment Contract”).

B. The Parties wish to vary Item 12 and 16 (the last Item being number is mistakenly referred to as Item 7) of the Key Terms Table of the Employment Contract.

C. The Parties agree that, except as expressly varied by this Agreement, all other terms and conditions of the Employment Contract remain unchanged and in full force and effect.

OPERATIVE PROVISIONS`

1.	Variation to Item 12 – Remuneration and superannuation

The Parties agree that Item 12 of the Key Terms Table of the Employment Contract is hereby varied as follows:

(a)	The Base Salary amount of $350,000 is replaced with $330,895; and

(b)	The Base RSU amount of $175,000 is replaced with $259, 155.

2.	Variation to Item 16 – Remuneration and superannuation

The Parties agree that Item 12 of the Key Terms Table of the Employment Contract is hereby varied as follows:

(c)	The STI Award Amount of $50,000 is replaced with $100,000; and

(d)	Under the heading “LTI Award” the following words:

“You will be eligible for up to 50% of your Base Remuneration which will be awarded in the form of RSU’s (equivalent to $175,000)”

are deleted and replaced with the following:

“The LTI Award is the Base RSU referred to in Item 12 above)”.

3.	Effect of Variation

This variation takes effect from May 1, 2026, and shall apply from that date forward.

4.	No Other Variation

Except as set out in this Agreement, no other provision of the Employment Contract is amended or affected. All other terms and conditions remain binding and enforceable.

5.	Governing Law

This Agreement is governed by and construed in accordance with the laws of the State of New South Wales, Australia.

6.	Execution

This Agreement may be executed in counterparts, and all counterparts when taken together constitute one document. Electronic signatures are deemed valid and binding.

EXECUTION

SIGNED for and on behalf of the Employer

Signature:	/s/ James Manning
James Manning (Apr 30, 2026 11:43:26 GMT+10)

Name:	James Manning
Date:	30 April 2026
Title:	CEO

SIGNED by the Employee:

Signature:	/s/ Tim Flahvin
Tim Flahvin (Apr 30, 2026 11:57:41 GMT+10)

Name:	Tim Flahvin
Date:	30 April 2026

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